UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported):    May 15, 2002


                       NATIONSCREDIT GRANTOR TRUST 1997-1
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                 333-22327                75-2655744
       --------                 ---------             -------------------

       (State  or  other        (Commission           (I.R.S.  Employer
       jurisdiction  of         File Number)          Identification Number)
       incorporation)




                             1355 Windward Concourse
                            Alpharetta, Georgia 30005

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (678) 339-9343

Item  5.  Other  Events
          -------------
          This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending April 30, 2002.

          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of April 30, 1997 among NationsCredit Securitization Corporation, NationsCredit
          Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on June 4, 1997.

Item 7.   Financial Statement, Pro Forma Financial Statements and Exhibits
          ----------------------------------------------------------------


 (c)      Exhibits.

Exhibit  No.

  19.1    Certificateholders  Statements


                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                       NATIONSCREDIT GRANTOR TRUST 1997-1
                       ----------------------------------
                                  (Registrant)


              By:  NationsCredit Commercial Corporation of America,
                as Servicer of NationsCredit Grantor Trust 1997-1



          Dated:   May  15,  2002
                   --------------




          By:  /s/   Joyce  McLeod
               -------------------
          Name:      Joyce  McLeod
          Title:     Vice  President
                     (Duly  Authorized  Officer)

                              EXHIBIT  INDEX
                             ---------------


Exhibit
 Number                     Description
 ------                     -----------

  19.1           Certificateholders  Statements